UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2015
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Tesoro Corporation (the “Company”) issued a press release announcing that the Martinez, California refinery has begun the restart process and provide updates to the first quarter guidance. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Updates to the first quarter guidance is presented in the attached slides (the “Slide Presentation”) on March 27, 2015. The Slide Presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Tesoro issued on March 27, 2015.
99.2	Slide Presentation dated March 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2015

TESORO CORPORATION
By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press release of Tesoro issued on March 27, 2015.
99.2	Slide Presentation dated March 27, 2015.

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